                                                                    EXHIBIT 99.6

                         NOTICE OF GUARANTEED DELIVERY

                                      FOR

                13% SENIOR EXCHANGEABLE PREFERRED STOCK DUE 2007
                        CLARK MATERIAL HANDLING COMPANY

     As set forth in the Prospectus dated          , 1998 (the "Prospectus"), of
CLARK MATERIAL HANDLING COMPANY, (the "Company") and in the accompanying Letter of Transmittal and instructions thereto (the "Letter of Transmittal"), this form or one substantially equivalent hereto must be used to accept the Company's offer to exchange (the "Exchange Offer") all of its outstanding 13% Senior Exchangeable Series A Preferred Stock due 2007 (the "Existing Notes") for its 13% Senior Exchangeable Series B Preferred Stock due 2007, which have been registered under the Securities Act of 1933, as amended, if certificates for the Existing Preferred Stock are not immediately available or if the Existing Preferred Stock, the Letter of Transmittal or any other documents required thereby cannot be delivered to the Exchange Agent, or the procedure for book-entry transfer cannot be completed, prior to 5:00 P.M., New York City time, on the Expiration Date (as defined in the Prospectus), this form may be delivered by an Eligible Institution by hand or transmitted by facsimile transmission, overnight courier or mail to the Exchange Agent as set forth below. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
            1998, UNLESS THE OFFER IS EXTENDED (THE "EXPIRATION DATE"). TENDERS OF EXISTING PREFERRED STOCK MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M. ON THE BUSINESS DAY PRIOR TO THE EXPIRATION DATE.

        TO: UNITED STATES TRUST COMPANY OF NEW YORK, THE EXCHANGE AGENT

             By Registered or Certified Mail:                         By Overnight Courier or
          United States Trust Company of New York         By Hand After 4:30 PM on the Expiration Date:
                       P.O. Box 844                          United States Trust Company of New York
                      Cooper Station                                       770 Broadway
               New York, New York 10276-0844                         New York, New York 10003
                  By Hand Up to 4:30 PM:                            Attention: Corporate Trust
          United States Trust Company of New York                          By Facsimile:
                       111 Broadway                          United States Trust Company of New York
                        Lower Level                                       (212) 420-6152
                  Corporate Trust Services                          Attention: Corporate Trust
                 New York, New York 10006
                                                                      Confirm by telephone:
                                                                          (800) 548-6565

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE, OTHER THAN AS SET FORTH ABOVE, DOES NOT CONSTITUTE A VALID DELIVERY.

     This form is not to be used to guarantee signatures. If a signature on the Letter of Transmittal to be used to tender Existing Preferred Stock is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the Letter of Transmittal.

Ladies and Gentlemen:

     The undersigned hereby tenders to CLARK MATERIAL HANDLING COMPANY, a Delaware corporation (the "Company"), upon the terms and subject to the conditions set forth in the Prospectus and the Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby
acknowledged,           (number of shares of Existing Preferred Stock) shares of
Existing Preferred Stock pursuant to the guaranteed delivery procedures set forth in Instruction 1 of the Letter of Transmittal.

     The undersigned understands that tenders of Existing Preferred Stock will be accepted only in liquidation preference amounts equal to $1,000 or integral multiples thereof. The undersigned understand that tenders of Existing Preferred Stock pursuant to the Exchange Offer may not be withdrawn after 5:00 p.m., New York City time, on the business day prior to the Expiration Date.

     All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death, incapacity or dissolution of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

            NOTE: SIGNATURES MUST BE PROVIDED WHERE INDICATED BELOW.

Certificate No(s). for Existing Preferred Stock
(if  available)                                      Name(s) of Record Holder(s)
-------------------------------------------------    -------------------------------------------------
-------------------------------------------------    -------------------------------------------------
                                                     PLEASE PRINT OR TYPE
Liquidation Preference Amount of Existing            Address
Preferred Stock                                      -------------------------------------------------
-------------------------------------------------
                                                     -------------------------------------------------
                                                     Area Code and
                                                     Tel. No.
                                                     -------------------------------------------------
                                                     Signature(s)
                                                     -------------------------------------------------
                                                     Dated:
                                                     -------------------------------------------------
                                                     If Existing Preferred Stock will be delivered by
                                                     book-entry transfer at the Depository Trust
                                                     Company, Depository Account No.
                                                     -------------------------------------------------

     This Notice of Guaranteed Delivery must be signed by the registered holder(s) of Existing Preferred Stock exactly as its (their) name(s) appear on certificates for Existing Preferred Stock or on a security position listing as the owner of Existing Preferred Stock, or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information:

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):
--------------------------------------------------------------------------------

Capacity:
--------------------------------------------------------------------------------

Address(es):
--------------------------------------------------------------------------------

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), hereby (a) represents that the above named person(s) "own(s)" the Existing Preferred Stock tendered hereby within the meaning of Rule 14e-4 under the Exchange Act, (b) represents that such tender of Existing Preferred Stock complies with Rule 14e-4 under the Exchange Act and (c) guarantees that delivery to the Exchange Agent of certificates for the Existing Preferred Stock tendered hereby, in proper form for transfer (or confirmation of the book-entry transfer of such Existing Preferred Stock into the Exchange Agent's Account at the Depository Trust Company, pursuant to the procedures for book-entry transfer set forth in the Prospectus), with delivery of a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) with any required signatures and any other required documents, will he received by the Exchange Agent at one of its addresses set forth above within five business days after the Expiration Date.

     THE UNDERSIGNED ACKNOWLEDGES THAT IT MUST DELIVER THE LETTER OF TRANSMITTAL AND EXISTING PREFERRED STOCK TENDERED HEREBY TO THE EXCHANGE AGENT WITHIN THE TIME PERIOD SET FORTH AND THAT FAILURE TO DO SO COULD RESULT IN FINANCIAL LOSS TO THE UNDERSIGNED.

Name of Firm
-------------------------------------------
                                          --------------------------------------
                                                   Authorized Signature

Address
-------------------------------------------------
                                          Name
                                          --------------------------------------
                                                   Please Print or Type

------------------------------------------------------------
                                          Title
                                          --------------------------------------
               Zip Code

Area Code and Tel. No.
-------------------------------           Date
                                          --------------------------------------

Dated:
------------------, 1998

NOTE: DO NOT SEND EXISTING PREFERRED STOCK WITH THIS FORM; EXISTING PREFERRED STOCK SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL SO THAT IT IS RECEIVED BY THE EXCHANGE AGENT WITHIN FIVE BUSINESS DAYS AFTER THE EXPIRATION DATE.